UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2005

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                       000-29757              68-0255203
(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation or organization)                         Identification Number)

           300 Lakeside Drive, Suite 1300, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 628-1000
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     The Board of Directors has appointed David Chamberlain, 51, to the Company's Board of Directors, effective September 30, 2005, to fill the vacancy created by William Smartt's resignation. Mr. Chamberlain will serve as a Class III director with a term expiring at the annual meeting following the close of the 2007 fiscal year. Mr. Chamberlain will not serve on any committees.

     Mr. William Smartt resigned as a board member of the Company effective May 9, 2005.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VERSATA, INC.

Date: October 17, 2005                     By: /s/ William Frederick
                                               ---------------------
                                                 William Frederick
                                                 Chief Financial Officer and
                                                 Vice President